Exhibit 99.1

Decarbonization Plus Acquisition Corporation and Hyzon Motors Announce Filing of Definitive Proxy Statement and the July 15, 2021 Special Meeting to Approve Business Combination

Menlo Park, CA and Rochester, NY (June 21, 2021) – Decarbonization Plus Acquisition Corporation (NASDAQ: DCRB) (“DCRB”), a publicly-traded special purpose acquisition company, announced today that DCRB’s definitive proxy statement (“Proxy Statement”) relating to the previously announced business combination with Hyzon Motors Inc. (“Hyzon”), a leading supplier of zero-emission, hydrogen fuel cell-powered commercial vehicles, has been filed with the U.S. Securities and Exchange Commission (“SEC”) on June 21, 2021.

DCRB is preparing to commence mailing of the Proxy Statement and a notice and voting instruction form or a proxy card relating to the special meeting of the DCRB stockholders (the “Special Meeting”) to DCRB stockholders of record as of the close of business on June 1, 2021, who will be entitled to attend and participate in the Special Meeting.

The Special Meeting to approve the pending business combination and related matters is scheduled to be held on July 15, 2021 at 10:00 a.m. Eastern Time. The Special Meeting will be conducted completely virtually, and can be accessed via live webcast at https://www.cstproxy.com/decarbonizationplusacquisition/sm2021. If the proposals at the Special Meeting are approved, the parties anticipate that the business combination will close and the trading of the combined entity will commence on NASDAQ shortly thereafter, subject to the satisfaction or waiver, as applicable, of all other closing conditions.

The DCRB Board of Directors believes the proposed business combination is in the best interests of DCRB and its stockholders, and recommends that DCRB stockholders vote “FOR” the adoption of the Business Combination Agreement and Plan of Reorganization, dated as of February 8, 2021, by and among DCRB, DCRB Merger Sub Inc., a wholly owned subsidiary of DCRB, and Hyzon, as well as all other proposals included in DCRB’s Proxy Statement.

Every stockholder’s vote is important, regardless of the number of shares held. Accordingly, DCRB requests that each stockholder complete, sign, date and return a proxy card (online or by mail) as soon as possible and by no later than 10:00 a.m. Eastern Time on July 15, 2021, to ensure that the stockholder’s shares will be represented at the Special Meeting. Stockholders that hold shares in “street name” (i.e. those stockholders whose shares are held of record by a broker, bank or other nominee) should contact their broker, bank or nominee to provide instructions on how to vote their shares and ensure that their shares are voted.

If any individual DCRB stockholder does not receive the Proxy Statement, such stockholder should (i) confirm their Proxy Statement’s status with their broker, (ii) contact Morrow Sodali LLC, DCRB’s proxy solicitor, for assistance via e-mail at DCRB.info@investor.morrowsodali.com or toll-free call at (800) 662-5200. Banks and brokers can place a collect call to Morrow Sodali at (203) 658-9400, or (iii) contact DCRB at 2744 Sand Hill Road, Menlo Park, California, 94025.

DCRB expects to provide stockholders with additional information on how stockholders may vote their shares held in “street name” on its website in the coming days, and DCRB expects to publish a subsequent press release once the website is live.

Important Information for Investors and Stockholders

In connection with the proposed business combination, DCRB filed the Proxy Statement and other relevant documents with the SEC. Stockholders and other interested persons are urged to read the Proxy Statement and any other relevant documents filed with the SEC because they contain important information about DCRB, Hyzon and the proposed business combination. Stockholders may obtain a free copy of the Proxy Statement, as well as other filings containing information about DCRB, Hyzon and the proposed business combination, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

DCRB, Hyzon and their directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from DCRB’s stockholders in respect of the proposed business combination and the other matters set forth in the Proxy Statement. Information regarding DCRB’s directors and executive officers is available in DCRB’s Annual Report on Form 10-K for the annual period ended December 31, 2020, and under the heading “Information About DCRB” in the Proxy Statement related to the proposed business combination filed with the SEC on June 21, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is set forth in the proxy statement relating to the proposed business combination.

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, including those regarding DCRB’s proposed acquisition of Hyzon and DCRB’s ability to consummate the transaction, are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, DCRB and Hyzon disclaim any duty to update any forward looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. DCRB and Hyzon caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either DCRB or Hyzon, including risks and uncertainties described in the “Risk Factors” section of Exhibit 99.3 of DCRB’s Current Report on Form 8-K filed with the SEC on February 9, 2021, the “Risk Factors” section of DCRB’s definitive proxy statement on Schedule 14A filed with the SEC on June 21, 2021 and other documents filed by DCRB from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements, such as risks related to the ability to convert non-binding memoranda of understanding into binding orders or sales (including because of the current or prospective financial resources of the counterparties to Hyzon’s non-binding memoranda of understanding and letters of intent), or the ability to identify additional potential customers and convert them to paying customers. Hyzon gives no assurance that Hyzon will achieve its expectations.

About Decarbonization Plus Acquisition Corporation

Decarbonization Plus Acquisition Corporation is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with a target whose principal effort is developing and advancing a platform that decarbonizes the most carbon-intensive sectors. These include the energy and agriculture, industrials, transportation and commercial and residential sectors. DCRB is sponsored by an affiliate of Riverstone Holdings LLC and represents a further expansion of Riverstone’s 15-year franchise in low-carbon investments, having established industry leading, scaled companies with more than $5 billion of equity invested in renewables.

About Hyzon Motors

Headquartered in Rochester, NY and with operations in Europe, Singapore, Australia and China, Hyzon is a leader in hydrogen mobility. Hyzon is a pure-play hydrogen mobility company with an exclusive focus on hydrogen in the commercial vehicle market. Utilizing its proven and proprietary hydrogen fuel cell technology, Hyzon aims to produce zero-emission heavy duty trucks and buses for customers in North America, Europe and across the world. The company is contributing to the escalating adoption of hydrogen vehicles through its demonstrated technology advantage, leading fuel cell performance and history of rapid innovation. Visit www.hyzonmotors.com

Contacts:

Hyzon Motors, Inc.

For US, Europe and Asia Media:

Caroline Curran

Hill+Knowlton Strategies

+1 256-653-5811

caroline.curran@hkstrategies.com

For Australasian Media:

Fraser Beattie

Cannings Purple

+61 421 505 557

fbeattie@canningspurple.com.au

For Investors:

Caldwell Bailey

ICR, Inc.

HyzonMotorsIR@icrinc.com

Decarbonization Plus Acquisition Corporation

For Investors:

Peter Haskopoulos, Chief Financial Officer

Email: phaskopoulos@riverstonellc.com

Phone: 212-271-6247

Media:

Daniel Yunger / Jeffrey Taufield

Kekst CNC

daniel.yunger@kekstcnc.com / jeffrey.taufield@kekstcnc.com